UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 13, 2022
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01     Other Events.
Bausch + Lomb Corporation Public Filing of Registration Statement on Form S-1
On January 13, 2022, Bausch Health Companies Inc. (the “Company”) issued a press release announcing that, in connection with its previously announced intention to separate its eye health business, its wholly owned subsidiary, Bausch + Lomb Corporation (“Bausch + Lomb”), has publicly filed a registration statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission and a preliminary long form base PREP prospectus with the securities regulatory authorities in each of the provinces and territories of Canada (other than Quebec) relating to a proposed initial public offering (“IPO”) of Bausch + Lomb’s common shares (the “Common Shares”) concurrently in the United States and Canada.
The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
The Form S-1 includes certain information relating to the anticipated terms of the transactions by which the Company currently expects to transfer all of its remaining indirect equity interest in Bausch + Lomb to its shareholders. This transfer is currently expected to be effected pursuant to the public company “butterfly reorganization” rules in Section 55 of the Income Tax Act (Canada) by way of an arrangement under applicable corporate law (the “Arrangement”). The Company currently expects the Arrangement to be implemented in accordance with the terms and subject to the conditions set out in the plan of arrangement appended to an Arrangement Agreement that is intended to be entered into prior to the closing of the offering described in the Form S-1 between, among others, the Company and Bausch + Lomb (the “Arrangement Agreement”).
The Arrangement Agreement is expected to set out certain representations, warranties, covenants and indemnities of the parties, as well as certain conditions precedent which must be satisfied or waived in order for the Arrangement to be completed, together with certain rights of termination. Certain material terms of the proposed Arrangement Agreement are described below and in the Form S-1. These descriptions of the Arrangement Agreement and the Arrangement are summaries of certain expected terms of the Arrangement Agreement and Arrangement only. They may not contain all of the information about the Arrangement Agreement or the Arrangement, and the Arrangement Agreement is subject to further change prior to its execution, and it may thereafter be amended, modified and/or restated in accordance with its terms and no reliance should be placed on them for any purpose. A copy of the executed Arrangement Agreement, which will append the current plan of arrangement that is expected to implement the Arrangement, will be filed with the Securities and Exchange Commission and on the Company’s profile on SEDAR at www.sedar.com following its execution, and will also be filed as an exhibit to the Form S-1.
Among other things, the Arrangement Agreement contains certain covenants to support the treatment of the Arrangement as a “butterfly reorganization” pursuant to Section 55 of the Tax Act, with no material Canadian federal income tax payable by the Company or its shareholders, and Bausch + Lomb and its shareholders. These tax covenants are described in more detail in the Form S-1, but they may restrict the Company from taking certain actions that it might otherwise choose to take following the effective date of the Arrangement. Generally, the Arrangement Agreement provides that the Company and Bausch + Lomb will each indemnify, defend and hold harmless the other and that other party’s subsidiaries and their respective officers, employees and agents from and against any and all losses relating to, arising out of or resulting from, directly or indirectly, a breach of their respective tax-related covenants in the Arrangement Agreement.
The Company will have no obligation to complete the Arrangement, and it will have the ability to unilaterally terminate the Arrangement Agreement in its sole discretion at any time before the Arrangement is implemented. The completion of the Arrangement is expected to be subject to a number of conditions precedent, many of which will be outside the control of the Company and/or Bausch + Lomb. These conditions precedent are expected to include, but are not limited to the following: receipt of any necessary regulatory or other approvals, existence of satisfactory market conditions, and. in the case of a tax-free transaction (such as the intended Arrangement), an opinion of counsel and the tax ruling requested from the Canada Revenue Agency confirming the tax-free treatment of the transaction to the Company and Bausch + Lomb, and their respective shareholders and receipt by the Company’s board of directors of one or more opinions from an independent appraisal firm confirming the solvency and financial viability of the Company prior to the Arrangement and of the Company and Bausch + Lomb after consummation of the Arrangement and the other applicable that are set out in the Form S-1. Completion of any plan of arrangement under applicable corporate law would also be subject to approvals, including by receipt of applicable shareholder approvals and receipt of and compliance with the interim and final orders from the British Columbia Supreme Court. At the hearing for the final order under any plan of arrangement, the British Columbia Supreme Court will consider whether to approve the Arrangement based on the applicable legal requirements and the evidence before the Court as to, among other things, whether the plan of arrangement is fair and reasonable. Other conditions precedent which are outside the control of the Company include, without limitation, approvals of the NYSE and the TSX. There can be no certainty, nor can the Company provide any assurance, that all conditions precedent to the Arrangement, whether under the Arrangement Agreement or otherwise, will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived.
The Company’s shareholders are expected to have an opportunity to consider and approve the Arrangement at a meeting of shareholders to be called in due course.
The information in this Item 7.01, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”).
This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities will not be sold in the United States other than pursuant to an effective registration statement.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1*	Press release announcing Bausch + Lomb’s public filing of a registration statement on Form S-1, dated January 13, 2022.
104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
____________________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2022

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Sam Eldessouky
Name: Sam Eldessouky
Title: Executive Vice President, Chief Financial Officer